UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Rachel A. Spearo
U.S. Bancorp Fund Services, LLC
 615 East Michigan Street
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-5384
Registrant's telephone number, including area code

Date of fiscal year end: February 28, 2013

Date of reporting period:  February 28, 2013

Item 1. Reports to Stockholders.

Annual Report

February 28, 2013

Collins Alternative Solutions Fund

Institutional Class
(CLLIX)

Investment Adviser

Collins Capital Investments, LLC
806 Douglas Road
Suite 570
Coral Gables, Florida 33134

Phone: 1-855-55-ALT-MF

Table of Contents

LETTER TO SHAREHOLDERS	3
EXPENSE EXAMPLE	7
INVESTMENT HIGHLIGHTS	9
SCHEDULE OF INVESTMENTS	11
SCHEDULE OF OPTIONS WRITTEN	22
SCHEDULE OF SECURITIES SOLD SHORT	23
SCHEDULE OF OPEN FUTURES CONTRACTS	24
SCHEDULE OF OPEN FORWARD CURRENCY CONTRACTS	25
SCHEDULES OF INTEREST RATE, CREDIT DEFAULT AND VOLATILITY SWAPS	28
STATEMENT OF ASSETS AND LIABILITIES	29
STATEMENT OF OPERATIONS	30
STATEMENT OF CHANGES IN NET ASSETS	31
FINANCIAL HIGHLIGHTS	32
NOTES TO FINANCIAL STATEMENTS	33
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	48
NOTICE OF PRIVACY POLICY & PRACTICES	49
ADDITIONAL INFORMATION	50

Dear Shareholder,

The Collins Alternative Solutions Fund (the “Fund”) concluded its first fiscal year on February 28, 2013, marking ten months of performance since its April 30, 2012 launch.  During this ten month period, the Fund returned 3.52% versus 2.55% for the Barclays U.S. Aggregate Total Return Index and 10.54% for the S&P 500 Total Return Index.  Annualized volatility(1) for the Fund was 2.01% versus 2.31% for the Barclays U.S. Aggregate Total Return Index and 13.35% for the S&P 500 Total Return Index.  The Fund had a beta1 to the Barclays U.S. Aggregate Total Return Index of -0.20 and a beta to the S&P 500 Total Return Index of 0.07.

We are pleased with the performance of the Fund during a period marked with pockets of volatility and significantly different market environments.  All of the strategies were profitable for the period, with the exception of a reinsurance strategy added in February (which was down a de minimus amount).  Global Macro was the top performer for the period, delivering impressive returns in a choppy environment for its strategy.  Returns came from a diverse set of trades including long and short various commodities, long and short currency positions in the Russian Ruble, Japanese Yen and the Romanian Leu and trades in both directions in various equity futures.  The tactical nature of the manager to change exposures from a core short view during last summer, to a more bullish view towards the end of the year, to a more balanced view recently, has allowed the strategy to profit in very different markets.  Market Neutral was our second best performing strategy and has generated steady profits during the period.  The environment has been favorable to the volatility component of its strategy, especially in range bound markets.

The Long/Short Equity strategy also contributed during the period due to profitable trades in the energy and industrials sector.  As discussed below, we replaced the manager in that strategy during the period and the new manager is off to a good start.  Positive returns in the Long/Short Credit strategy came from core themes in the retail sector where the manager is long specialty retailers and short big box retailers.  In addition, the manager has several long positions in the building products and housing sectors as prospects for those companies have exceeded expectations.  Our Arbitrage strategy also contributed nicely to returns with a combination of several convertible bond trades, preferred equity positions and its long/short equity strategy.  The manager repositioned its portfolio during the period to concentrate its convertible bond strategy on several idiosyncratic situations and implemented a core allocation to equities in a long/short framework.  The ability to move around asset classes is one of the manager’s key strengths and an important reason we invested with them.

During the period we did several rebalancings of the portfolio to better align the strategy allocations to the opportunity set.  The most significant increase was to Global Macro, which has benefited from an environment in emerging markets where there has been significant differentiation between markets as asset correlations have decreased.  This has created several attractive opportunities both long and short across asset classes.  Our allocation to the Long/Short Equity strategy was reduced for a couple of reasons.  We made a change in managers at the end of the period and the new manager pursues an activist strategy that is inherently more concentrated and directional, warranting a smaller allocation than the market neutral approach implemented by the former manager.  Activism is a strategy we have high conviction in and we believe presents a good risk-adjusted way to access the equity markets.  We believe the environment is especially

____________
1 Based on daily returns from 4/30/12 (inception) through 2/28/13.

favorable to activism due to the large amounts of cash on company balance sheets, increased mergers and acquisitions and receptivity by boards to constructive suggestions from investors to unlock shareholder value in an era of low organic growth.  Our overall exposure to the markets fluctuated during the period from slightly negative to market neutral to slightly long.  Exposures are a function of both top-down portfolio management on where we see the most attractive strategies and bottom-up from the managers depending on where they see the best risk/reward in their opportunity set.

We also added a small allocation to a distinct reinsurance strategy.  Reinsurance is a strategy we have had experience with in our private funds through several managers.  It is non-correlated to financial markets as performance is primarily driven by weather and geological events (i.e. hurricanes and earthquakes) as opposed to financial or economic events.  The reinsurance market has also been in what is called a “hard market”, where pricing on new policies has been elevated, and has provided increased yield to investors in the market.  Below are the strategy allocations as of February 28, 2013.

Collins Alternative Solutions Fund Strategy Allocations as of February 28, 2013 (Unaudited)

Percentages are stated as a percentage of allocated capital. Less than 1% of assets were in unallocated cash.

The past ten months have been characterized by very different market environments.  We launched the Fund into May which was defined by a sharp selloff in equities, with the S&P 500 Total Return Index declining -6.01%.  From there the markets slowly crept higher during the summer until politics began to drive the markets again around the elections, uncertainty in Europe and the Fiscal Cliff showdown.  We were pleased with our ability to generate positive returns nine out of ten months, with our one down month (-0.40%) coming in May which was a very difficult month for world equity markets.

As we write this letter, equity volatility has touched a level not seen since early 2007, when the world was a “safe” place and the economy was riding a credit fueled roller coaster.  The economy, housing and general optimism are all rebounding and investors are beginning to follow.  Reversing the trend of several years of outflows from equity mutual funds and ETFs, there were approximately $77 billion of inflows during January, eclipsing the previous record set in February 2000, right before the technology bust.

We are cautious to make too much of a rally that continues to be largely driven by the Fed, especially as it is becoming apparent that the quantitative easing policy is moving into its final stages.  However, our managers are cognizant of the continued strong technicals in the market supporting most assets as well as fundamental improvements in several sectors, most notably housing.  Another factor that is very encouraging to our strategies and hedge funds in general, is the decline in correlations amongst individual stock and asset classes.  This has been a persistent trend and each “risk off” environment that we have seen recently has generally been met with a lower spike in correlations.  This decline in correlations allows our managers to pursue idiosyncratic opportunities, whether those are found in picking one currency versus the other or finding the best long or short equity.  This important source of manager alpha overtime has been overshadowed by the high correlations created by the risk on/risk off nature of markets for the past several years.

We are excited about the numerous opportunities our managers are finding in the current environment.  Declining correlations is a trend we believe will continue and allows our managers’ fundamental analysis to drive returns.  Nevertheless, in an environment that will continue to face challenges, be it from Europe, the ending of QE or fiscal matters out of Washington, we believe the best positioning is one that remains nimble, opportunistic and focused on idiosyncratic risk, while being prepared for inevitable volatility along the way.

Sincerely,

Dorothy C. Weaver	Michael J. Collins	Stephen T. Mason
CEO	President	Portfolio Manager

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Past performance does not guarantee future results.

Fund holdings and sector allocation are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please see the Schedule of Investments for complete fund holdings.

Definitions: The Barclays U.S. Aggregate Total Return Index is a broad base index that is often used to represent investment grade bonds being traded in United States. The Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S. traded investment grade bonds are represented. Municipal bonds, and Treasury Inflation-Protected Securities are excluded, due to tax treatment issues. The index includes Treasury securities, Government agency bonds, Mortgage-backed bonds, Corporate bonds, and a small amount of foreign bonds traded in U.S. The S&P 500 Total Return Index is a broad-based measurement of changes in stock market conditions based on a capitalization-weighted average of 500 leading companies representing all major industries in the U.S. economy. Volatility (also known as standard deviation) is a measure of variation or dispersion of returns from the average return. Beta represents the correlated ratio by which the Fund’s returns moves in relation to a benchmark’s returns.  A positive beta means the Fund’s returns move up and down in proportion to the benchmark’s returns; a negative beta means the Fund’s returns move up and down in opposition to the benchmark’s returns; a zero beta means the Fund’s returns move independently to the benchmark’s returns.  Correlation measures the degree to which the time-varying rate of return of an investment and that of one or more benchmark investments are synchronized.  Alpha describes the abnormal rate of return on an investment that cannot be ordinarily predicted through a factor model of explanatory benchmark investments.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing.  The statutory and summary prospectuses contain this and other important information about the investment company and it may be obtained by calling 1-855-55-ALT-MF.  Read it carefully before investing.

Mutual fund investing involves risk. Principal loss is possible. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. The Fund invests in smaller and medium sized companies, which involve additional risks such as limited liquidity and greater volatility. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The Fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested. Because the Fund may invest in Exchange-Traded Funds (“ETFs”) and Exchange-Traded Notes (“ETNs”), they are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF’s and ETN’s shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a fund’s ability to sell its shares. The value of ETN’s may be influenced by the level of supply and demand for the ETN, volatility and lack of liquidity. The Fund may invest in derivative securities, which derive their performance from the performance of an underlying asset, index, interest rate or currency exchange rate. Derivatives can be volatile and involve various types and degrees of risks, and, depending upon the characteristics of a particular derivative, suddenly can become illiquid. Investments in Asset Backed, Mortgage Backed, and Collateralized Mortgage Backed Securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Investing in commodities may subject the Fund to greater risks and volatility as commodity prices may be influenced by a variety of factors including unfavorable weather, environmental factors, and changes in government regulations. Sub-Advisers using different styles could experience overlapping security transactions. Certain Sub-Advisers may be purchasing securities at the same time other Sub-Advisers may be selling those same securities, which may lead to higher transaction expenses compared to a fund using a single investment management style.

Distributor: Quasar Distributors, LLC.

COLLINS ALTERNATIVE SOLUTIONS FUND
Expense Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period since inception (9/1/12 - 2/28/13).

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of exchange-traded funds or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example. The example includes, but is not limited to, management fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

COLLINS ALTERNATIVE SOLUTIONS FUND
Expense Example (Continued)
(Unaudited)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	9/1/12	2/28/13	9/1/12 – 2/28/13*
Actual**	$1,000.00	$1,025.00	$15.46
Hypothetical (5% return
before expenses)***	$1,000.00	$1,009.52	$15.35

*
Expenses are equal to the Fund’s annualized expense ratio of 3.08%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the partial period).  Excluding dividends on short positions and interest expense, the Fund’s annualized expense ratio would be 2.49%.

**	Excluding dividends on short positions and interest expense, your actual cost of investing in the Fund would be $12.50.
***	Excluding dividends on short positions and interest expense, your hypothetical cost of investing in the Fund would be $12.42.

COLLINS ALTERNATIVE SOLUTIONS FUND
Investment Highlights
(Unaudited)

The Fund seeks long-term capital appreciation through absolute returns while maintaining a low correlation over time with major equity and bond markets.  The Adviser believes that the Fund’s investment objective of generating long term capital appreciation through absolute (positive) returns can be achieved by utilizing various investment strategies and allocating its assets among multiple Sub-Advisers.  The strategies utilized are similar to investment strategies traditionally employed by hedge funds.  To implement these strategies each Sub-Adviser uses various types of securities.  The allocation of portfolio holdings as of February 28, 2013 is as follows:

Allocation of Portfolio Holdings
(as a percentage of net assets)

*	Valued at the total premiums paid on purchase.
**	Valued at the net unrealized appreciation (depreciation).

Total Returns as of February 28, 2013
Since Inception
(4/30/12)

Collins Alternative Solutions Fund	3.52%
Barclays U.S. Aggregate Total Return Bond Index	2.55%
S&P 500 Total Return Index	10.54%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month- end may be obtained by calling 1-855-55-ALT-MF.

Continued

COLLINS ALTERNATIVE SOLUTIONS FUND
Investment Highlights (Continued)
(Unaudited)

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following graph illustrates performance of a hypothetical investment made in the Fund and certain broad-based securities indices on the Fund’s inception date. The graph does not reflect any future performance.

The Barclays U.S. Aggregate Total Return Bond Index is a broad-based index that is often used to represent investment grade bonds being traded in United States.  The Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type.  Most U.S. traded investment grade bonds are represented.  Municipal bonds and Treasury Inflation-Protected Securities are excluded, due to tax treatment issues.  The Index includes Treasury securities, Government agency bonds, mortgage-backed bonds, corporate bonds, and a small amount of foreign bonds traded in U.S. The S&P 500 Total Return Index is a broad-based measurement of changes in stock market conditions based on a capitalization-weighted average of 500 leading companies representing all major industries in the U.S. economy.  It is not possible to invest directly in an index.

Growth of $1,000,000 Investment

*  Inception Date

COLLINS ALTERNATIVE SOLUTIONS FUND

Schedule of Investments

February 28, 2013

	Shares	Value
COMMON STOCKS – 24.62%
Accommodation – 0.24%
MGM Resorts International (a)	5,600	$69,944
Air Transportation – 0.35%
Delta Air Lines, Inc. (a)	2,904	41,440
Republic Airways Holdings, Inc. (a)	2,627	24,720
United Continental Holdings, Inc. (a)	1,366	36,486
		102,646
Beverage and Tobacco Product Manufacturing – 0.27%
Reynolds American, Inc. (d)	1,850	80,808
Broadcasting (except Internet) – 0.00%
Cumulus Media, Inc. Class A (a)	367	1,200
Chemical Manufacturing – 1.13%
Abbott Laboratories (d)	2,400	81,096
Aptargroup, Inc. (d)	1,577	85,063
Ecolab, Inc. (d)	1,110	84,971
Johnson & Johnson (d)	1,091	83,036
		334,166
Clothing and Clothing Accessories Stores – 0.29%
Nordstrom, Inc. (d)	1,557	84,420
Computer and Electronic Product Manufacturing – 1.75%
Apple, Inc.	280	123,592
Cisco Systems, Inc.	2,197	45,808
Dell, Inc.	5,883	82,068
Harris Corp. (d)	1,734	83,353
QUALCOMM, Inc.	660	43,316
Raytheon Co. (d)	1,526	83,274
Uni-Pixel, Inc. (a)	2,299	54,256
		515,667
Credit Intermediation and Related Activities – 2.16%
American Capital Ltd. (a)	2,854	39,899
Ameriprise Financial, Inc.	641	43,992
Bank of America Corp.	7,156	80,362
Bank of Montreal (e)	1,348	83,886
Citigroup, Inc.	1,206	50,616
Commerce Bancshares, Inc. (d)(e)	2,288	87,150

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Schedule of Investments (Continued)

February 28, 2013

	Shares	Value
COMMON STOCKS – 24.62% (Continued)
Credit Intermediation and Related Activities – 2.16% (Continued)
Encore Capital Group, Inc. (a)	1,937	$57,238
Ezcorp, Inc. Class A (a)	2,012	41,608
KKR Financial Holdings LLC	3,999	44,349
Ocwen Financial Corp. (a)	1,306	51,482
Western Union Co.	4,095	57,453
		638,035
Data Processing, Hosting and Related Services – 0.28%
Automatic Data Processing, Inc.	1,355	83,143
Electrical Equipment, Appliance, and
Component Manufacturing – 0.42%
Corning, Inc.	3,229	40,718
Emerson Electric Co. (d)	1,452	82,328
		123,046
Electronics and Appliance Stores – 0.34%
Best Buy, Inc.	6,117	100,380
Fabricated Metal Product Manufacturing – 0.52%
B/E Aerospace, Inc. (a)	601	31,618
Crane Co.	601	32,322
QLogic Corp. (a)	7,794	88,696
		152,636
Food Manufacturing – 1.00%
General Mills, Inc. (d)	1,818	84,083
JM Smucker Co.	434	41,360
Kellogg Co. (d)	1,389	84,034
McCormick & Co, Inc. (d)	1,263	84,962
		294,439
Food Services and Drinking Places – 0.28%
McDonald’s Corp. (d)	871	83,529
Funds, Trusts, and Other Financial Vehicles – 0.30%
WellCare Health Plans, Inc. (a)	1,537	87,901
Furniture and Related Product Manufacturing – 0.13%
Select Comfort Corp. (a)	1,897	38,945

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Schedule of Investments (Continued)

February 28, 2013

	Shares	Value
COMMON STOCKS – 24.62% (Continued)
Gasoline Stations – 0.08%
Pantry, Inc. (a)	2,011	$25,017
General Merchandise Stores – 0.41%
Big Lots, Inc. (a)	1,176	39,161
Costco Wholesale Corp. (d)	820	83,058
		122,219
Health and Personal Care Stores – 0.11%
Rite Aid Corp. (a)	19,250	31,570
Insurance Carriers and Related Activities – 1.98%
Aflac, Inc. (d)	1,670	83,416
Berkshire Hathaway, Inc. Class B (a)	431	44,031
Brown & Brown, Inc. (d)	2,804	84,120
Hartford Financial Services Group, Inc.	1,720	40,609
Humana, Inc.	1,102	75,223
MetLife, Inc.	2,510	88,954
Prudential Financial, Inc.	293	16,282
UnitedHealth Group, Inc.	1,391	74,349
WellPoint, Inc.	1,237	76,917
		583,901
Machinery Manufacturing – 0.44%
Applied Materials, Inc.	3,489	47,799
Illinois Tool Works, Inc. (d)	1,357	83,456
		131,255
Management of Companies and Enterprises – 0.27%
Goldman Sachs Group, Inc.	232	34,744
Morgan Stanley	1,996	45,010
		79,754
Merchant Wholesalers, Durable Goods – 0.49%
Delphi Automotive PLC (a)(e)	1,462	61,184
WW Grainger, Inc. (d)	369	83,564
		144,748
Merchant Wholesalers, Nondurable Goods – 0.84%
Procter & Gamble Co. (d)	1,077	82,046
Sigma-Aldrich Corp. (d)	1,085	83,610
Sysco Corp. (d)	2,551	82,040
		247,696

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Schedule of Investments (Continued)

February 28, 2013

	Shares	Value
COMMON STOCKS – 24.62% (Continued)
Miscellaneous Manufacturing – 0.28%
Baxter International, Inc. (d)	1,231	$83,215
Miscellaneous Store Retailers – 0.26%
Staples, Inc.	5,780	76,180
Motion Picture and Sound Recording Industries – 0.32%
Regal Entertainment Group	6,125	95,979
Nonstore Retailers – 0.16%
InterActiveCorp	1,161	47,311
Oil and Gas Extraction – 1.74%
Bill Barrett Corp. (a)	2,585	46,659
Chesapeake Energy Corp.	2,696	54,351
EPL Oil & Gas, Inc. (a)	2,254	57,995
Gran Tierra Energy, Inc. (a)	15,800	94,800
Range Resources Corp.	1,115	85,632
Repsol SA – ADR	2,206	46,988
SandRidge Energy, Inc. (a)	7,088	40,402
Stone Energy Corp. (a)	2,114	43,231
Ultra Petroleum Corp. (a)(e)	2,562	43,708
		513,766
Paper Manufacturing – 0.12%
Domtar Corp.	494	36,833
Petroleum and Coal Products Manufacturing – 0.56%
Chevron Corp. (d)	714	83,645
ConocoPhillips (d)	1,430	82,869
		166,514
Plastics and Rubber Products Manufacturing – 0.20%
Goodyear Tire & Rubber Co. (a)	4,515	58,605
Primary Metal Manufacturing – 0.14%
AK Steel Holding Corp.	10,969	41,134
Professional, Scientific, and Technical Services – 0.10%
CACI International, Inc. Class A (a)	580	29,435
Publishing Industries (except Internet) – 0.96%
BMC Software, Inc. (a)	970	38,868

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Schedule of Investments (Continued)

February 28, 2013

	Shares	Value
COMMON STOCKS – 24.62% (Continued)
Publishing Industries (except Internet) – 0.96% (Continued)
Microsoft Corp. (d)	7,030	$195,434
Oracle Corp.	754	25,832
Symantec Corp. (a)	986	23,112
		283,246
Rail Transportation – 0.28%
Norfolk Southern Corp. (d)	1,140	83,277
Real Estate – 0.09%
Realogy Holdings Corp. (a)	585	26,237
Securities, Commodity Contracts, and Other Financial
Investments and Related Activities – 0.28%
Eaton Vance Corp. (d)	2,152	82,185
Sporting Goods, Hobby, Musical
Instrument, and Book Stores – 0.36%
Barnes & Noble, Inc. (a)	6,709	105,600
Telecommunications – 0.59%
AT&T, Inc. (d)	2,323	83,419
Verizon Communications, Inc.	1,974	91,850
		175,269
Transportation Equipment Manufacturing – 2.23%
Ford Motor Co.	4,981	62,811
General Motors Co. (a)	2,089	56,716
Lear Corp.	1,023	54,649
Lockheed Martin Corp. (d)	939	82,632
Magna International, Inc. Class A (e)	968	51,517
Polaris Industries, Inc. (d)	968	84,574
Tenneco, Inc. (a)	1,535	54,385
Titan International, Inc.	2,285	48,236
Tower International, Inc. (a)	3,272	39,395
TRW Automotive Holdings Corp. (a)	713	41,846
United Technologies Corp. (d)	920	83,306
		660,067
Utilities – 1.57%
Dominion Resources, Inc.	1,460	81,760
Entergy Corp. (d)	1,328	82,681

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Schedule of Investments (Continued)

February 28, 2013

	Shares	Value
COMMON STOCKS – 24.62% (Continued)
Utilities – 1.57% (Continued)
EQT Corp.	773	$48,769
National Fuel Gas Co. (d)	1,450	84,376
Northeast Utilities (d)	2,002	83,103
Southern Co. (d)	1,849	83,223
		463,912
Wholesale Electronic Markets and Agents and Brokers – 0.29%
Genuine Parts Co. (d)	1,196	84,952
TOTAL COMMON STOCKS (Cost $6,887,636)		7,270,782
BANK LOANS – 1.58%
Harrah’s Las Vegas Propco LLC
4.201%, 02/13/2015	454,000	419,571
Rite Aid Corp.
2.201%, 08/01/2020	45,000	46,194
TOTAL BANK LOANS (Cost $463,445)		465,765

	Principal
	Amount
CORPORATE BONDS – 17.73%
Accommodation – 0.07%
MGM Resorts International
6.625%, 12/15/2021	$21,500	22,279
Amusement, Gambling, and Recreation Industries – 0.04%
Cedar Fair LP
5.250%, 03/15/2021 (b)	11,000	11,000
Clothing and Clothing Accessories Stores – 1.92%
Claire’s Stores, Inc.
8.875%, 03/15/2019	171,000	172,069
9.000%, 03/15/2019 (b)(d)	354,000	394,710
		566,779
Computer and Electronic Product Manufacturing – 1.45%
CDW LLC
12.535%, 10/12/2017	397,000	428,264
Construction of Buildings – 0.64%
DR Horton, Inc.
6.875%, 05/01/2013	187,000	188,870

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Schedule of Investments (Continued)

February 28, 2013

	Principal
	Amount	Value
CORPORATE BONDS – 17.73% (Continued)
Data Processing, Hosting and Related Services – 0.81%
Equinix, Inc.
4.875%, 04/01/2020	$37,000	$37,000
5.375%, 04/01/2023	37,000	37,000
		74,000
Level 3 Financing, Inc.
7.000%, 06/01/2020 (b)	10,000	10,538
8.625%, 07/15/2020	139,000	154,811
		165,349
		239,349
Health and Personal Care Stores – 2.10%
Rite Aid Corp.
7.500%, 03/01/2017	392,000	404,740
9.500%, 06/15/2017 (d)	203,000	214,419
		619,159
Hospitals – 0.09%
HCA Holdings, Inc.
6.250%, 02/15/2021	22,000	23,265
Tenet Healthcare Corp.
4.500%, 04/01/2021 (b)	4,000	3,955
		27,220
Merchant Wholesalers, Nondurable Goods – 0.61%
Chiquita Brands International, Inc.
7.875%, 02/01/2021 (b)	176,000	179,520
Miscellaneous Manufacturing – 0.64%
Quiksilver, Inc.
6.875%, 04/15/2015	187,000	187,935
Miscellaneous Store Retailers – 1.79%
Burlington Holdings LLC
9.000%, 02/15/2018 (b)	529,000	529,000
Paper Manufacturing – 0.80%
Clearwater Paper Corp.
4.500%, 02/01/2023 (b)	9,000	8,843
Neenah Paper, Inc.
7.375%, 11/15/2014 (d)	226,211	227,059
		235,902

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Schedule of Investments (Continued)

February 28, 2013

	Principal
	Amount	Value
CORPORATE BONDS – 17.73% (Continued)
Primary Metal Manufacturing – 0.23%
AK Steel Corp.
8.375%, 04/01/2022	$75,000	$67,312
Real Estate – 1.49%
Realogy Group LLC
11.500%, 04/15/2017	411,000	440,284
Specialty Trade Contractors – 2.39%
HD Supply, Inc.
7.500%, 07/15/2020 (b)	154,000	154,577
10.500%, 01/15/2021 (b)	532,000	551,285
		705,862
Telecommunications – 1.68%
Digicel Ltd.
6.000%, 04/15/2021 (b)	132,000	132,000
Intelsat Jackson Holdings Ltd.
8.500%, 11/01/2019	199,000	221,885
7.250%, 10/15/2020	132,000	142,065
		495,950
Wood Product Manufacturing – 0.98%
Ply Gem Industries, Inc.
9.375%, 04/15/2017	268,000	291,115
TOTAL CORPORATE BONDS (Cost $5,149,596)		5,235,799
CONVERTIBLE BONDS – 9.88%
Administrative and Support Services – 1.85%
CBIZ, Inc.
4.875%, 10/01/2015 (b)(d)	500,000	545,313
Beverage and Tobacco Product Manufacturing – 1.26%
Vector Group Ltd.
3.750%, 11/15/2014 (c)	300,000	373,312
Chemical Manufacturing – 0.86%
PDL BioPharma, Inc.
2.875%, 02/15/2015 (d)	200,000	254,625

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Schedule of Investments (Continued)

February 28, 2013

	Principal
	Amount	Value
CONVERTIBLE BONDS – 9.88% (Continued)
Electrical Equipment, Appliance,
and Component Manufacturing – 0.99%
General Cable Corp.
4.500%, 11/15/2029 (d)	$250,000	$293,438
Funds, Trusts, and Other Financial Vehicles – 1.73%
Prospect Capital Corp.
5.375%, 10/15/2017 (b)	500,000	510,937
Health and Personal Care Stores – 1.77%
Omnicare, Inc.
3.750%, 04/01/2042 (d)	500,000	523,750
Insurance Carriers and Related Activities – 1.42%
National Financial Partners Corp.
4.000%, 06/15/2017	250,000	417,812
TOTAL CONVERTIBLE BONDS (Cost $2,759,225)		2,919,188

	Shares
CONVERTIBLE PREFERRED STOCKS – 0.92%
Merchant Wholesalers, Nondurable Goods – 0.85%
Universal Corp. (d)
6.750%, 12/31/2049	200	250,500
Rental and Leasing Services – 0.07%
United Rentals Trust I (d)
6.500%, 08/01/2028	337	22,018
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $224,760)		272,518

EXCHANGE-TRADED FUNDS – 14.86%
Funds, Trusts, and Other Financial Vehicles – 14.86%
iShares Barclays 1-3 Year Credit Bond Fund (a)(d)	4,422	467,405
iShares Barclays Intermediate Credit Bond Fund (a)	3,767	418,627
iShares Barclays MBS Bond Fund (a)(d)	7,748	837,016
iShares Floating Rate Note Fund (a)(d)	13,191	668,388
iShares iBoxx $ High Yield Corporate Bond Fund (a)(d)	6,225	585,399
PIMCO 0-5 Year High Yield Corporate Bond Index Fund (d)	2,716	282,518
PowerShares Senior Loan Portfolio	3,338	83,450
SPDR S&P 500 ETF Trust	6,018	911,908
Technology Select Sector SPDR Fund	4,570	135,409
TOTAL EXCHANGE-TRADED FUNDS (Cost $4,336,698)		4,390,120

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Schedule of Investments (Continued)

February 28, 2013

	Notional
	Amount	Value
PURCHASED OPTIONS – 1.21%
Call Options – 0.57%
Euro / Japanese Yen
Expiration: March 2013, Exercise Price 125.00	2,660,000	$21,045
US Dollar / Japanese Yen
Expiration: April 2013, Exercise Price 90.00	3,100,000	113,438
Expiration: April 2013, Exercise Price 95.00	2,280,000	17,212
Expiration: May 2013, Exercise Price 92.25 (Barrier Price 98.00)	3,100,000	14,430
		166,125

	Contracts
S&P 500 Index
Expiration: March 2013, Exercise Price $1,555.00	8	1,000
Expiration: March 2013, Exercise Price $1,700.00	8	20
Expiration: March 2013, Exercise Price $1,750.00	11	27
Expiration: April 2013, Exercise Price $1,750.00	9	23
		1,070
TOTAL CALL OPTIONS		167,195

	Notional
	Amount
Put Options – 0.64%
Euro / Norwegian Kroner
Expiration: March 2013, Exercise Price 7.40	1,520,000	2,732
Euro / Polish Zloty
Expiration: March 2013, Exercise Price 3.98	14,500	1
Expiration: March 2013, Exercise Price 4.05	1,160,000	1,139
Euro / Romanian New Leu
Expiration: March 2013, Exercise Price 4.49	300,000	11,693
Euro / Swedish Krona
Expiration: March 2013, Exercise Price 8.50	580,000	6,369
British Pound / US Dollar
Expiration: August 2013, Exercise Price 1.50	1,520,000	47,124
US Dollar / Brazilian Real
Expiration: April 2013, Exercise Price 2.02	1,550,000	37,405
		106,463

	Contracts
S&P 500 Index
Expiration: March 2013, Exercise Price $1,330.00	9	585
Expiration: March 2013, Exercise Price $1,350.00	9	720
Expiration: March 2013, Exercise Price $1,360.00	9	720
Expiration: April 2013, Exercise Price $1,380.00	9	4,860

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Schedule of Investments (Continued)

February 28, 2013

	Contracts	Value
PURCHASED OPTIONS – 1.21% (Continued)
Put Options – 0.64% (Continued)
SPDR S&P 500 ETF Trust
Expiration: December 2013, Exercise Price $115.00	100	$14,300
Expiration: December 2013, Exercise Price $120.00	20	3,720
Expiration: December 2014, Exercise Price $120.00	100	58,500
		83,405
TOTAL PUT OPTIONS		189,868
TOTAL PURCHASED OPTIONS (Cost $352,249)		357,063

RIGHTS – 0.03%
Chemical Manufacturing – 0.03%
Sanofi Contingent Value Rights (a)(e)
Expiration: 12/31/2020	4,035	7,384
TOTAL RIGHTS (Cost $7,608)		7,384

	Shares
MUTUAL FUNDS – 4.22%
Stone Ridge High Yield Reinsurance Risk Premium Fund (a)	35,714	356,429
Stone Ridge Reinsurance Risk Premium Fund (a)	89,286	891,071
TOTAL MUTUAL FUNDS (Cost $1,250,000)		1,247,500

	Principal
	Amount
SHORT-TERM INVESTMENTS – 25.97%
Money Market Funds – 25.97%
Fidelity Institutional Money Market Portfolio Class I, 0.122% (c)(d)	$3,984,263	3,984,263
STIC – Liquid Assets Portfolio, 0.129% (c)(d)	3,686,299	3,686,299
TOTAL SHORT-TERM INVESTMENTS (Cost $7,670,562)		7,670,562
Total Investments (Cost $29,101,779) – 101.02%		29,836,681
Liabilities in Excess of Other Assets – (1.02)%		(300,797)
TOTAL NET ASSETS – 100.00%		$29,535,884

Percentages are stated as a percent of net assets.

ADR  American Depositary Receipt
(a)	Non-income producing security.
(b)	144A security is either fully or partially restricted to resale. The aggregate value of restricted securities at February 28, 2013 was $3,031,678 which represented 10.3% of net assets.
(c)	Variable rate security. The rate shown is as of February 28, 2013.
(d)
All or a portion of this security is pledged as collateral for written options and securities sold short.  The aggregate value of these securities as of February 28, 2013 was $10,138,935.  See Note 2 in the Notes to the Financial Statements.

(e)	Foreign issued security.

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Schedule of Options Written

February 28, 2013

	Notional
	Amount	Value
CALL OPTIONS
Euro / Polish Zloty
Expiration: March 2013, Exercise Price 4.15	580,000	$6,370
Euro / Swedish Kroner
Expiration: March 2013, Exercise Price 8.70	580,000	6
British Pound / US Dollar
Expiration: August 2013, Exercise Price 1.58	2,280,000	31,369
US Dollar / Brazilian Real
Expiration: April 2013, Exercise Price 2.10	1,550,000	4,907
		42,652

	Contracts
S&P 500 Index
Expiration: March 2013, Exercise Price $1,505.00	9	18,090
Expiration: March 2013, Exercise Price $1,10.00	9	15,300
Expiration: April 2013, Exercise Price $1,530.00	9	17,118
Expiration: December 2013, Exercise Price $1,550.00	13	74,100
Expiration: December 2014, Exercise Price $1,650.00	9	52,470
		177,078
TOTAL CALL OPTIONS		219,730

	Notional
	Amount
PUT OPTIONS
Euro / Norwegian Kroner
Expiration: March 2013, Exercise Price 7.40	1,520,000	1,526
US Dollar / Japanese Yen
Expiration: April 2013, Exercise Price 86.00	3,100,000	5,202
Expiration: April 2013, Exercise Price 91.00	2,280,000	21,197
		27,925

	Contracts
S&P 500 Index
Expiration: March 2013, Exercise Price $1,505.00	9	10,350
Expiration: March 2013, Exercise Price $1,510.00	9	13,500
Expiration: April 2013, Exercise Price $1,530.00	9	33,840
		57,690
TOTAL PUT OPTIONS		85,615
TOTAL OPTIONS WRITTEN (Premiums Received $368,816)		$305,345

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Schedule of Securities Sold Short

February 28, 2013

	Shares	Value
CBIZ, Inc.	43,800	$278,568
EastGroup Properties, Inc.	1,141	64,820
Equity One, Inc.	1,826	42,929
Financial Engines, Inc.	970	31,700
General Cable Corp.	5,900	194,346
iShares Barclays 20+ Year Treasury Bond Fund(1)	5,795	686,823
iShares iBoxx $ High Yield Corporate Bond Fund(1)	2,975	279,769
iShares MSCI Turkey Index Fund(1)	5,550	365,801
iShares Russell 2000 Index Fund(1)	2,735	247,408
National Financial Partners Corp.	17,675	347,490
Neogen Corp.	832	38,954
Omnicare, Inc.	10,300	383,778
PDL BioPharma, Inc.	25,400	181,356
Post Properties, Inc.	1,192	56,906
Public Storage	431	65,172
Rackspace Hosting, Inc.	471	26,310
Regency Centers Corp.	786	40,778
Reynolds Group Issuer LLC(2)
9.875%, 08/15/2019	292,000	320,470
Skechers U.S.A., Inc.	1,124	23,492
SPDR Barclays High Yield Bond Fund ETF(1)	6,822	278,883
Texas Industries, Inc.	601	34,888
United Rentals, Inc.	221	11,804
Universal Corp.	3,700	206,423
Vail Resorts, Inc.	772	42,645
Vector Group Ltd.	10,715	171,976
TOTAL SECURITIES SOLD SHORT (Proceeds $4,300,980)		$4,423,489

(1)	Exchange-traded fund.
(2)	Corporate bond.

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Schedule of Open Futures Contracts

February 28, 2013

	Number			Unrealized
	of Contracts	Notional	Settlement	Appreciation
Description	Sold	Value	Month	(Depreciation)
Japanese 10 Year Bond	1	$1,564,570	Mar-13	$(14,790)
S&P 500 Emini	10	756,650	Mar-13	(3,937)
Total Futures Contracts Sold		$2,321,220		$(18,727)

	Number			Unrealized
	of Contracts	Notional	Settlement	Appreciation
Description	Purchased	Value	Month	(Depreciation)
90 Day Euro	29	$7,210,850	Dec-14	$3,880
Gold 100 Oz	2	315,620	Apr-13	(22,521)
Swedish 10 Year Bond	4	838,631	Jun-13	2,607
Total Futures
Contracts Purchased		$8,365,101		$(16,034)

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Schedule of Open Forward Currency Contracts

February 28, 2013

				U.S. $		U.S. $	Unre-
Forward				Value at		Value at	alized
Exp.	Notional		Currency to	Feb. 28,	Currency to	Feb. 28,	Appr.
Date	Amount		be Received	2013	be Delivered	2013	(Depr.)
3/20/13	620,000	(a)	Australian Dollar	$632,302	U.S. Dollar	$652,168	$(19,866)
3/21/13	620,000	(b)	British Pounds	940,453	Japanese Yen	937,704	2,749
3/20/13	760,000	(c)	British Pounds	1,152,820	U.S. Dollar	1,151,324	1,496
3/20/13	760,000	(a)	British Pounds	1,152,820	U.S. Dollar	1,152,467	353
3/21/13	2,760,000	(b)	British Pounds	4,186,533	U.S. Dollar	4,348,011	(161,478)
3/1/13	760,000	(a)	British Pounds	1,152,956	U.S. Dollar	1,149,576	3,380
3/20/13	639,122	(d)	Canadian Dollar	619,466	New Zealand Dollar	627,443	(7,977)
3/4/13	2,177,000	(b)	Egyptian Pound	322,980	U.S. Dollar	323,515	(535)
3/11/13	2,030,000	(b)	Egyptian Pound	299,937	U.S. Dollar	290,000	9,937
3/14/13	849,600	(b)	Egyptian Pound	125,146	U.S. Dollar	118,000	7,146
4/1/13	3,919,250	(b)	Egyptian Pound	567,120	U.S. Dollar	610,000	(42,880)
3/5/13	380,000	(b)	Euro	496,109	Romanian Leu	496,461	(352)
3/20/13	190,000	(b)	Euro	248,091	Hungarian Forint	245,469	2,622
3/21/13	1,520,000	(b)	Euro	1,984,741	Japanese Yen	2,030,557	(45,816)
3/20/13	837,000	(b)	Euro	1,092,905	Polish Zloty	1,100,965	(8,060)
3/20/13	372,000	(b)	Euro	485,736	Swedish Krona	501,410	(15,674)
3/20/13	9,836,000	(b)	Euro	12,843,268	U.S. Dollar	13,192,381	(349,113)
3/21/13	620,000	(b)	Euro	809,566	U.S. Dollar	834,208	(24,642)
3/20/13	760,000	(b)	Euro	992,363	Swiss Franc	987,702	4,661
3/20/13	190,000	(b)	Hungarian Forint	244,553	Euro	248,091	(3,538)
3/20/13	620,000	(b)	Indian Rupee	619,619	U.S. Dollar	620,000	(381)
3/21/13	2,790,000	(b)	Japanese Yen	2,237,470	New Zealand Dollar	2,303,218	(65,748)
3/21/13	4,110,000	(b)	Japanese Yen	4,121,662	U.S. Dollar	4,110,000	11,662
3/21/13	3,070,000	(b)	Japanese Yen	3,998,024	Euro	4,008,655	(10,631)
3/21/13	620,000	(b)	Japanese Yen	942,481	British Pounds	940,453	2,028
3/20/13	1,705,000	(b)	Mexican Peso	1,695,543	U.S. Dollar	1,705,000	(9,457)
1/15/14	590,000	(e)	New Taiwan Dollar	567,664	U.S. Dollar	590,000	(22,336)
3/20/13	1,380,000	(b)	New Turkish Lira	1,355,030	U.S. Dollar	1,380,000	(24,970)
3/20/13	620,000	(b)	New Zealand Dollar	511,861	U.S. Dollar	520,455	(8,594)
3/21/13	2,790,000	(b)	New Zealand Dollar	2,303,218	Japanese Yen	2,242,502	60,716
7/29/13	310,000	(b)	Nigerian Naira	305,397	U.S. Dollar	310,000	(4,603)
3/20/13	1,140,000	(f)	Norwegian Kroner	1,098,319	U.S. Dollar	1,140,000	(41,681)
3/4/13	310,000	(b)	Peruvian Nuevo Sol	309,771	U.S. Dollar	310,000	(229)
3/20/13	310,000	(a)	Polish Zloty	404,312	Euro	404,780	(468)
3/28/13	380,000	(b)	Romanian Leu	495,925	Euro	496,212	(287)
3/28/13	580,000	(b)	Romanian Leu	778,136	Euro	757,376	20,760
6/14/13	290,000	(c)	Romanian Leu	397,696	Euro	378,931	18,765
6/17/13	145,000	(c)	Romanian Leu	197,713	Euro	189,471	8,242
6/19/13	145,000	(c)	Romanian Leu	195,763	Euro	189,474	6,289
5/29/13	90,000	(g)	Indonesian Rupiah	90,304	U.S. Dollar	90,000	304
3/11/13	1,520,000	(b)	Russian Rouble	1,498,856	U.S. Dollar	1,520,000	(21,144)

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Schedule of Open Forward Currency Contracts (Continued)

February 28, 2013

				U.S. $		U.S. $	Unre-
Forward				Value at		Value at	alized
Exp.	Notional		Currency to	Feb. 28,	Currency to	Feb. 28,	Appr.
Date	Amount		be Received	2013	be Delivered	2013	(Depr.)
3/20/13	620,000	(b)	Russian Rouble	$614,844	U.S. Dollar	$620,000	$(5,156)
3/20/13	760,000	(b)	South African Rand	745,807	U.S. Dollar	760,000	(14,193)
3/20/13	760,000	(a)	Swiss Franc	989,981	Euro	992,363	(2,382)
3/21/13	620,000	(a)	Thai Baht	622,291	U.S. Dollar	620,000	2,291
3/20/13	620,000	(a)	U.S. Dollar	649,171	Australian Dollar	632,302	16,869
3/14/13	1,596,000	(a)	U.S. Dollar	1,596,000	Brazil Real	1,584,967	11,033
3/20/13	310,000	(d)	U.S. Dollar	310,000	Chilean Peso	311,888	(1,888)
					Chinese Yuan
1/15/14	620,000	(b)	U.S. Dollar	620,000	Renminbi	619,339	661
3/4/13	330,000	(b)	U.S. Dollar	330,000	Egyptian Pound	322,980	7,020
5/8/13	280,000	(b)	U.S. Dollar	280,000	Egyptian Pound	279,045	955
1/15/14	380,000	(b)	U.S. Dollar	380,000	Egyptian Pound	380,159	(159)
3/20/13	7,255,200	(b)	U.S. Dollar	9,757,968	Euro	9,473,412	284,556
3/21/13	1,240,000	(b)	U.S. Dollar	1,669,431	Euro	1,619,131	50,300
3/1/13	380,000	(a)	U.S. Dollar	577,573	British Pounds	576,478	1,095
3/1/13	380,000	(a)	U.S. Dollar	577,460	British Pounds	576,478	982
3/20/13	620,000	(c)	U.S. Dollar	977,452	British Pounds	940,458	36,994
3/21/13	2,620,000	(b)	U.S. Dollar	4,131,946	British Pounds	3,974,172	157,774
5/29/13	90,092	(b)	U.S. Dollar	90,092	Indonesian Rupiah	90,304	(212)
3/20/13	620,000	(a)	U.S. Dollar	620,000	Indian Rupee	606,969	13,031
3/21/13	2,140,000	(b)	U.S. Dollar	2,140,000	Japanese Yen	2,136,036	3,964
3/20/13	1,810,000	(b)	U.S. Dollar	1,810,000	Mexican Peso	1,804,578	5,422
3/20/13	930,000	(b)	U.S. Dollar	930,000	Norwegian Kroner	894,924	35,076
3/20/13	620,000	(b)	U.S. Dollar	517,872	New Zealand Dollar	511,861	6,011
3/4/13	380,000	(b)	U.S. Dollar	380,000	Peruvian Nuevo Sol	379,853	147
3/11/13	1,140,000	(b)	U.S. Dollar	1,140,000	Russian Rouble	1,131,289	8,711
3/20/13	760,000	(a)	U.S. Dollar	760,000	Russian Rouble	751,480	8,520
3/21/13	620,000	(a)	U.S. Dollar	620,000	Thai Baht	620,963	(963)
3/20/13	1,380,000	(b)	U.S. Dollar	1,380,000	New Turkish Lira	1,359,371	20,629
1/15/14	620,000	(b)	U.S. Dollar	620,000	New Taiwan Dollar	613,097	6,903
3/20/13	1,240,000	(b)	U.S. Dollar	1,240,000	South African Rand	1,220,380	19,620
			Chinese Yuan
1/15/14	590,000	(b)	Renminbi	585,872	U.S. Dollar	590,000	(4,128)
							$(59,867)

(a)	Barclays Capital, Inc. is the counterparty for this open forward currency contract held by the fund as of February 28, 2013.
(b)	Citigroup Global Markets, Inc. is the counterparty for this open forward currency contract held by the fund as of February 28, 2013.
(c)	HSBC Securities, Inc. is the counterparty for this open forward currency contract held by the fund as of February 28, 2013.

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Schedule of Open Forward Currency Contracts (Continued)

(d)	Newedge is the counterparty for this open forward currency contract held by the fund as of February 28, 2013.
(e)	Merrill Lynch, Pierce, Fenner & Smith, Inc. is the counterparty for this open forward currency contract held by the fund as of February 28, 2013.
(f)	UBS Securities, Inc. is the counterparty for this open forward currency contract held by the fund as of February 28, 2013.
(g)	Jefferies & Company, Inc. is the counterparty for this open forward currency contract held by the fund as of February 28, 2013.

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Schedule of Interest Rate Swaps

February 28, 2013

						Unrealized
	Reference	Pay/Receive		Expiration	Notional	Appreciation/
Counterparty	Entity	Fixed Rate	Fixed Rate	Date	Amount	(Depreciation)
Citibank N.A.	Mexican	Pay	(5.01)%	1/30/18	13,020,000	$(2,742)
	Peso (MXN)				(MXN)
Citibank N.A.	South African	Receive	5.850%	1/26/16	32,550,000	1,137
	Rand (ZAR)				(ZAR)
Citibank N.A.	Norwegian	Pay	(2.15)%	1/21/15	26,660,000	1,520
	Kroner (NOK)				(NOK)

						$(85)

Schedule of Credit Default Swaps

February 28, 2013

			Interest		Premium	Unrealized
	Reference	Expiration	Rate	Notional	(Paid)	Appreciation/
Counterparty	Entity	Date	Paid	Amount	Received	(Depreciation)
Citibank N.A.	AK Steel Corp.	3/20/18	(5.00)%	$203,000	$32,025	$(14,097)
	7.625%, 5/15/2020
Citibank N.A.	Avon Products, Inc.	9/20/17	(1.00)%	350,000	(63,419)	(35,405)
	6.500%, 3/01/2019
Citibank N.A.	Best Buy Co.	9/20/17	(1.00)%	484,000	(117,963)	(18,507)
	5.500%, 3/15/2021
JP Morgan	Best Buy Co.	3/20/18	(5.00)%	80,000	(5,582)	187
Chase Bank,	5.500%, 3/15/2021
N.A.
JP Morgan	Goodyear Tire	3/20/18	(5.00)%	608,000	(7,015)	(998)
Chase Bank,	& Rubber Co.
N.A.	7.000%, 3/15/2028
Citibank N.A.	J.C. Penney Co., Inc.	9/20/17	(1.00)%	606,000	(151,150)	23,315
	6.375%, 10/15/2036
Citibank N.A.	J.C. Penney Co., Inc.	3/20/18	(5.00)%	111,000	(19,148)	—
	6.375%, 10/15/2036
				$2,442,000	$(332,252)	$(45,505)

Schedule of Volatility Swaps

February 28, 2013

		Pay/				Unrealized
	Reference	Receive	Fixed	Expiration	Notional	Appreciation/
Counterparty	Entity	Fixed Rate	Rate	Date	Amount	(Depreciation)
Citibank N.A.	Australian	Pay	(9.90)%	4/25/13	$11,600	$(36,717)
Dollar (AUD)

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Statement of Assets and Liabilities

February 28, 2013

ASSETS
Investments, at value (cost $29,101,779)	$29,836,681
Receivables:
Premiums paid on open swap contracts	332,252
Unrealized appreciation on open swap contracts	26,159
Unrealized appreciation on forward currency contracts	859,674
Swap Interest Receivable	5,290
Fund shares sold	74,420
Dividends and interest	183,757
Deposits at brokers (a)	4,989,530
Other assets	9,064
TOTAL ASSETS	36,316,827
LIABILITIES
Written options, at value (premiums received $368,816)	305,345
Short securities, at value (premiums received $4,300,980)	4,423,489
Variation margin on futures contracts	3,612
Payables:
Investments purchased	892,550
To affiliates	38,612
To advisor	35,781
To custodian	1,788
Dividends and interest on short positions	1,116
Swap Interest Payable	14,126
Unrealized depreciation on open swap contracts	108,466
Unrealized depreciation on forward currency contracts	919,541
Accrued expenses and other liabilities	36,517
TOTAL LIABILITIES	6,780,943
NET ASSETS	$29,535,884
Net assets consist of:
Paid-in capital	$28,722,881
Accumulated net investment income	186,086
Undistributed net realized gain	132,592
Net unrealized appreciation (depreciation) on:
Investments	730,088
Futures contracts	(34,761)
Swap contracts	(82,307)
Forward contracts	(59,867)
Securities sold short	(122,509)
Foreign currency translation	(4,604)
Purchased options	4,814
Written options	63,471
NET ASSETS	$29,535,884
Net assets	$29,535,884
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	2,863,697
Net asset value, offering, and redemption price per share	$10.31

(a)	Pledged as collateral for securities sold short, options written, futures and swaps. See Note 2 in the Notes to the financial statements.

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Statement of Operations

For the Period Ended February 28, 2013(1)

INVESTMENT INCOME
Dividend income(2)	$222,145
Interest income	93,520
TOTAL INVESTMENT INCOME	315,665
EXPENSES
Investment advisory fees	414,600
Administration and accounting fees	85,341
Dividend expense	81,855
Interest expenses	58,833
Federal and state registration fees	28,170
Transfer agent fees and expenses	28,102
Audit and tax fees	21,501
Legal fees	20,994
Chief Compliance Officer fees and expenses	17,495
Reports to shareholders	7,612
Custody fees	7,000
Trustees’ fees and related expenses	5,457
Other expenses	5,786
TOTAL EXPENSES	782,746
Less waivers and reimbursement by Adviser (Note 3)	(112,645)
NET EXPENSES	670,101
NET INVESTMENT LOSS	(354,436)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	1,353,518
Futures contracts	2,415
Swap contracts	(122,800)
Forward contracts	617,817
Securities sold short	(982,902)
Foreign currency translation	62,652
Purchased options	(344,259)
Written options	198,774
785,215
Net change in unrealized appreciation (depreciation) on:
Investments	730,088
Futures contracts	(34,761)
Swap contracts	(82,307)
Forward contracts	(59,867)
Securities sold short	(122,509)
Foreign currency translation	(4,604)
Purchased options	4,814
Written options	63,471
494,325
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	1,279,540
NET INCREASE IN NET ASSETS FROM OPERATIONS	$925,104

(1)	Fund commenced operations on April 30, 2012.
(2)	Net of $404 in foreign withholding tax.

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Statement of Changes in Net Assets

Period Ended
February 28, 2013(1)
FROM OPERATIONS
Net investment loss	$(354,436)
Net realized gain (loss) on:
Investments	1,353,518
Futures contracts	2,415
Swap contracts	(122,800)
Forward contracts	617,817
Securities sold short	(982,902)
Foreign currency translation	62,652
Purchased options	(344,259)
Written options	198,774
Net change in unrealized appreciation (depreciation) on:
Investments	730,088
Futures contracts	(34,761)
Swap contracts	(82,307)
Forward contracts	(59,867)
Securities sold short	(122,509)
Foreign currency translation	(4,604)
Purchased options	4,814
Written options	63,471
Net increase in net assets from operations	925,104

FROM DISTRIBUTIONS
Net investment income	(100,566)
Net realized gain on investments	(11,535)
Net decrease in net assets resulting from distributions paid	(112,101)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	29,463,650
Net asset value of shares issued to shareholders
in payment of distributions declared	111,608
Payments for shares redeemed	(852,377)
Net increase in net assets from capital share transactions	28,722,881

TOTAL INCREASE IN NET ASSETS	29,535,884

NET ASSETS:
Beginning of Period	—
End of Period	$29,535,884
ACCUMULATED NET INVESTMENT INCOME	$186,086

(1)	Fund commenced operations on April 30, 2012.

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Financial Highlights

Per Share Data for a Share Outstanding Throughout the Period

Period Ended
February 28, 2013(1)
Net Asset Value, Beginning of Period	$10.00

Income from investment operations:
Net investment loss(2)	(0.14)
Net realized and unrealized gain on investments	0.49
Total from investment operations	0.35

Less distributions paid:
From net investment income	(0.04)
From net realized gain on investments	— (3)
Total distributions paid	(0.04)

Net Asset Value, End of Period	$10.31

Total return(4)(5)	3.52%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$29,536

Ratio of expenses to average net assets:
Before waivers and reimbursements of expenses(6)	3.68%
Excluding dividends and interest expense on short positions(6)	3.02%
After waivers and reimbursements of expenses(6)	3.15%
Excluding dividends and interest expense on short positions(6)	2.49%

Ratio of net investment loss to average net assets:
Before waivers and reimbursements of expenses(6)(7)	(2.20)%
After waivers and reimbursements of expenses(6)(7)	(1.67)%
Portfolio turnover rate(5)(8)	153.74%

(1)	Fund commenced operations on April 30, 2012.
(2)	Per share net investment loss was calculated using average shares outstanding.
(3)	Less than 0.005 cent per share.
(4)	Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(5)	Not annualized.
(6)	Annualized.
(7)	The net investment loss ratios include dividends and interest expense on short positions.
(8)	Consists of long-term investments only; excludes securities sold short and derivative instruments.

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND
Notes to Financial Statements
February 28, 2013

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001.  The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The Collins Alternative Solutions Fund (the “Fund”) represents a distinct diversified series with its own investment objectives and policies within the Trust.  The investment objective of the Fund is long-term capital appreciation through absolute returns while maintaining a low correlation over time with the major equity and bond markets.  The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value.  The assets of the Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held.  The Fund became effective and commenced operations on April 30, 2012, with respect to the Institutional Class shares.  As of the date of this report, the Class A shares have not commenced operations.  Costs incurred by the Fund in connection with the organization, registration and the initial public offering of shares were paid by Collins Capital Investments, LLC (the “Adviser”), the Fund’s investment adviser.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements.  These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a)	Investment Valuation

Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  When the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the stock is traded.

Fund securities including common stocks, convertible preferred stocks, exchange traded funds and rights, listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price.  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation.  If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and ask prices on such day and will generally be classified as Level 2.  When market quotations are not readily available, any security or other asset is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees.  These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual fair value.  The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.

COLLINS ALTERNATIVE SOLUTIONS FUND
Notes to Financial Statements (Continued)
February 28, 2013

Debt securities other than short-term instruments are valued at the mean between the closing bid and ask prices provided by a pricing service (“Pricing Service”).  If the closing bid and ask prices are not readily available, the Pricing Service may provide a price determined by a matrix pricing method or other analytical pricing models.  The Funds’ Pricing Services use multiple valuation techniques to determine fair value.  In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value.  In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value and generally will be classified as Level 2.  Fixed income securities including corporate bonds, convertible bonds and bank loans are normally valued on the basis of quotes obtained from brokers and dealers or a Pricing Service.  Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.  Fixed income securities purchased on a delayed-delivery basis are typically marked to market daily until settlement at the forward settlement date.  Short-term debt securities such as commercial paper, bankers acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost.  If a short-term debt security has a maturity of greater than 60 days, it is valued at market price.  Any discount or premium is accreted or amortized on a straight-line basis until maturity.

Exchange-traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”).  NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace.  Specifically, composite pricing looks at the last trades on the exchanges where the options are traded.  If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded and will generally be classified as Level 2.  Futures contracts are valued at the last sale price at the closing of trading on the relevant exchange or board of trade.  If there was no sale on the applicable exchange or board of trade on such day, they are valued at the average of the quoted bid and ask prices as of the close of such exchange of board of trade.

Over-the-counter financial derivative instruments, such as foreign currency contracts, futures, or swaps agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors.  These contracts are normally valued on the basis of broker dealer quotations or a Pricing Service at the settlement price determined by the relevant exchange.  Depending on the product and the terms of the transaction, the value of the derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing

COLLINS ALTERNATIVE SOLUTIONS FUND
Notes to Financial Statements (Continued)
February 28, 2013

models.  The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates.  Derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Forward currency contracts are presented at fair value measured by the difference between the forward exchange rates (“forward rates”) at the dates of the entry into the contracts and the forward rates at the reporting date, and such differences are included in the Statement of Assets and Liabilities.

Swap agreements are generally traded over the counter and are valued by a Pricing Service using observable inputs.  In the event the Adviser determines the price of a swap in this manner does not represent market value, the fair value of the subject swap shall be determined in accordance with the Trust’s fair value procedures.

Redeemable securities issued by open-end, registered investment companies, including money market funds, are valued at the net asset value (“NAV”) of such companies for purchase and/or redemption orders placed on that day.

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification, “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value.  ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.  ASC 820 also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of February 28, 2013:

COLLINS ALTERNATIVE SOLUTIONS FUND
Notes to Financial Statements (Continued)
February 28, 2013

	Level 1	Level 2	Level 3(3)	Total
Assets(1):
Common Stocks	$7,270,782	$—	$—	$7,270,782
Bank Loans	—	465,765	—	465,765
Corporate Bonds	—	5,235,799	—	5,235,799
Convertible Bonds	—	2,919,188	—	2,919,188
Convertible Preferred Stocks	—	272,518	—	272,518
Exchange-Traded Funds	4,390,120	—	—	4,390,120
Purchased Options	356,993	70	—	357,063
Rights	7,384	—	—	7,384
Mutual Funds	1,247,500	—	—	1,247,500
Short-Term Investments	7,670,562	—	—	7,670,562
Total Assets	$20,943,341	$8,893,340	$—	$29,836,681
Liabilities:
Securities Sold Short	$4,103,019	$320,470	$—	$4,423,489
Written Options	219,035	86,310	—	305,345
Total Liabilities	$4,322,054	$406,780	$—	$4,728,834
Other Financial Instruments(2)	$(71,563)	$(105,372)	$—	$(176,935)

(1)	See the Schedule of Investments for industry classifications.
(2)
Other financial instruments are futures contracts, swap contracts and forward contracts not reflected in the Schedule of Investments, which are reflected at the net unrealized appreciation (depreciation) on the instrument.

(3)
The Fund measures Level 3 activity as of the beginning and end of each financial reporting period.  For the period ended February 28, 2013, the Fund did not have unobservable inputs (Level 3 securities) used in determining fair value.  Therefore, a reconciliation of assets and liabilities in which significant inputs (Level 3 securities) were used in determining fair value is not applicable.

The Fund did not invest in any Level 3 securities during the period ended February 28, 2013.  It is the Fund’s policy to record transfers between levels at the end of the reporting period.

(b)	Foreign Securities and Currency Transactions

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate the portion of the results of operations from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Realized foreign exchange gains or losses arising from sales of portfolio securities and sales and maturities of short-term securities are reported within realized gain (loss) on investments.  Net unrealized foreign exchange gains and losses arising from changes in the values of investments in securities from fluctuations in exchange rates are reported within unrealized gain (loss) on investments.

COLLINS ALTERNATIVE SOLUTIONS FUND
Notes to Financial Statements (Continued)
February 28, 2013

Investments in foreign securities entail certain risks.  There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of the Fund’s investments in certain foreign countries.  Since foreign securities normally are denominated and traded in foreign currencies, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies.  There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.

(c)Derivative Instruments

GAAP requires enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

The Fund invested in derivative instruments such as purchased options, written options, forward currency contracts, swap contacts and futures contracts during the period.

The fair value of derivative instruments as reported within the Statement of Assets and Liabilities as of February 28, 2013:

	Asset Derivatives
Derivatives not accounted	Statement of
for as hedging instruments	Assets and Liabilities Location	Value
Equity Contracts – Options	Investments, at value	$84,475
Foreign Exchange
Contracts – Options	Investments, at value	272,588
Interest Rate	Net assets – Unrealized
Contracts – Futures	appreciation on futures*	6,487
Foreign Exchange	Unrealized appreciation on forward
Contracts – Forwards	currency contracts	859,674
Interest Rate	Unrealized appreciation
Contracts – Swaps	on open swap contracts	2,657
Credit Default	Unrealized appreciation
Contracts – Swaps	on open swap contracts	23,502
Total		$1,249,383

COLLINS ALTERNATIVE SOLUTIONS FUND
Notes to Financial Statements (Continued)
February 28, 2013

	Liability Derivatives
Derivatives not accounted	Statement of
for as hedging instruments	Assets and Liabilities Location	Value
Equity Contracts – Options	Written options, at value	$234,768
Foreign Exchange
Contracts – Options	Written options, at value	70,577
Interest Rate	Net assets – Unrealized
Contracts – Futures	depreciation on futures*	14,790
Equity Contracts –	Net assets – Unrealized
Futures	depreciation on futures*	3,937
Commodity	Net assets – Unrealized
Contracts – Futures	depreciation on futures*	22,521
Foreign Exchange	Unrealized depreciation on forward
Contracts – Forwards	currency contracts	919,541
Volatility Contracts –	Unrealized depreciation
Swaps	on open swap contracts	36,717
Interest Rate	Unrealized depreciation
Contracts – Swaps	on open swap contracts	2,742
Credit Default	Unrealized depreciation
Contracts – Swaps	on open swap contracts	69,007
Total		$1,374,600

*
Reflects cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Open Futures Contracts.  Only the current days variation margin is reflected in the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the period ended February 28, 2013:

	Amount of Realized Gain or (Loss) on
	Derivatives Recognized in Income
Derivatives not					Forward
accounted for as	Purchased	Written	Futures	Swap	Currency
hedging instruments	Options	Options	Contracts	Contracts	Contracts	Total
Interest Rate Contracts	$—	$—	$(16,820)	$(73,413)	$—	$(90,233)
Foreign Exchange
Contracts	(184,791)	40,351	—	—	617,817	473,377
Commodity Contracts	—	—	26,459	—	—	26,459
Equity Contracts	(159,468)	158,423	(7,224)	—	—	(8,269)
Credit Contracts	—	—	—	(49,387)	—	(49,387)
Total	$(344,259)	$198,774	$2,415	$(122,800)	$617,817	$351,947

COLLINS ALTERNATIVE SOLUTIONS FUND
Notes to Financial Statements (Continued)
February 28, 2013

	Change in Unrealized Appreciation or (Depreciation)
	on Derivatives Recognized in Income
Derivatives not					Forward
accounted for as	Purchased	Written	Futures	Swap	Currency
hedging instruments	Options	Options	Contracts	Contracts	Contracts	Total
Interest Rate Contracts	$—	$—	$(8,303)	$(85)	$—	$(8,388)
Foreign Exchange Contracts	114,717	65,233	—	—	(59,867)	120,083
Commodity Contracts	—	—	(22,521)	—	—	(22,521)
Equity Contracts	(109,903)	(1,762)	(3,937)	—	—	(115,602)
Volatility Contracts	—	—	—	(36,717)	—	(36,717)
Credit Contracts	—	—	—	(45,505)	—	(45,505)
Total	$4,814	$63,471	$(34,761)	$(82,307)	$(59,867)	$(108,650)

Options

The Fund is subject to equity price risk and foreign currency fluctuations in the normal course of pursuing its investment objectives.  The Fund enters into written call options to hedge against changes in the value of equities.  The writing of call options is intended to reduce the volatility of the portfolio and to earn premium income.  Written call options expose the Fund to minimal counterparty credit risk since they are exchange traded and the exchange’s clearing house guarantees the options against default.  The Fund may also purchase put options to provide protection against adverse price effects from anticipated changes in prices of securities.  In addition, the Fund enters into purchased put options to hedge against changes in the value of written put options.

The Fund may purchase and write call and put options on securities and indices and enter into related closing transactions.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from options written.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or a loss.  If a put option is exercised, the premium is deducted from the cost basis of the security purchased.  The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.  When purchasing options, the Fund will recognize a realized loss equal to the premium paid to purchase the option, if the option expires unexercised.  The difference between the proceeds received on effecting a closing sale transaction and the premium paid will be recognized as a realized gain or loss.  If a put option is exercised, the premium paid is deducted from the proceeds on the sale of the underlying security in determining whether the Fund has a realized gain or loss.

COLLINS ALTERNATIVE SOLUTIONS FUND
Notes to Financial Statements (Continued)
February 28, 2013

Transactions in options written during the period ended February 28, 2013 were as follows:

	Notional
	Amount	Contracts	Premiums
Call Options
Outstanding, Beginning of period		—	$—
Options written	12,760,000	266	956,718
Options terminated in closing transactions	—	(217)	(673,960)
Options exercised	—	—	—
Options expired	(7,770,000)	—	(40,351)
Outstanding, end of period	4,990,000	49	$242,407

	Notional
	Amount	Contracts	Premiums
Put Options
Outstanding, Beginning of period		—	$—
Options written	6,900,000	253	726,503
Options terminated in closing transactions	—	(207)	(595,877)
Options exercised	—	—	—
Options expired	—	(19)	(4,217)
Outstanding, end of period	6,900,000	27	$126,409

As of February 28, 2013, deposits with broker which served as collateral for options written was $41,801.

Transactions in purchased options during the period ended February 28, 2013 were as follows:

	Notional
	Amount	Contracts
Outstanding, Beginning of period	—	—
Options purchased	57,819,500	866
Options terminated in closing transactions	(3,770,000)	(347)
Options exercised		—
Options expired	(36,265,000)	(227)
Outstanding, end of period	17,784,500	292

Futures and Forward Currency Contracts

The Fund may enter into foreign currency forward exchange contracts.  When entering into a forward currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price at a future date.  The market value of the contract fluctuates with changes in currency exchange rates.  The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss.  The Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

COLLINS ALTERNATIVE SOLUTIONS FUND
Notes to Financial Statements (Continued)
February 28, 2013

The Fund may enter into futures contracts traded on domestic exchanges, including stock index futures contracts.  Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected.  Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract.  Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains and losses.  When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.  A stock index futures contract does not involve the physical delivery of the underlying stocks in the index.  As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities.  This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts.  At February 28, 2013, deposits at broker for futures contracts amounted to $218,385.  The risks inherent in the use of futures contracts include 1) adverse changes in the value of such instruments and 2) the possible absence of a liquid secondary market for any particular instrument at any time.  Futures contracts also expose the Fund to counterparty credit risk.  The Fund will not enter into these contracts unless it owns either 1) an offsetting position in the securities or 2) cash and liquid assets with a value marked-to-market daily, sufficient to cover their potential obligations.

The average monthly notional amounts during the period were as follows:

	Futures Contracts	Forward Currency Contracts
Long	$2,334,891	$22,832,042
Short	$ 625,428	$21,567,760

Swap Agreements

The Fund is subject to equity price, foreign exchange rate, credit, and volatility risk in the normal course of pursuing its investment objective.  The Fund may enter into various swap transactions for investment purposes to manage equity risk.  These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments.  The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment.  Changes in the value of swap agreements are recognized as unrealized gains or losses in the “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day.  Payments received or paid at the beginning of the agreement are referred to as upfront payments.  The Fund amortizes upfront payments and/or accrues for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of

COLLINS ALTERNATIVE SOLUTIONS FUND
Notes to Financial Statements (Continued)
February 28, 2013

unrealized gain or loss until contracts are closed or payments are received/paid and recognized as income.  A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statement of Operations.  The Fund segregates liquid securities having a value at least equal to the amount of its current obligation under any swap transaction.  At February 28, 2013, the Fund had deposits with brokers of $284,161 which served as collateral for swap contracts.  Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk.  The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that amount is positive.

The Fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate issuers or indexes or to create exposure to corporate issuers or indexes to which it is not otherwise exposed.  In a credit default swap, the protection buyer makes a stream of payments based on a fixed percentage applied to the contract notional amount to the protection seller in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation which may be either a single security or a basket of securities issued by corporate or sovereign issuers.  Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.  Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain (for protection written) or loss (for protection sold) in the Statements of Operations.  In the case of credit default swaps where each Fund is selling protection, the notional amount approximates the maximum loss.

As of February 28, 2013, there were eleven swap contracts outstanding.  For the period ended February 28, 2013, the Fund recorded net realized losses of $122,800 resulting from swap activity.  The average monthly notional amount of swaps during the period was $24,361,522 for long positions and $0 for short positions.

(d)Short Positions

The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security.  When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale.  A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.  For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as a liability.  The amount of the liability is subsequently marked-to-market to reflect the current value of the short positions.  Subsequent fluctuations in the market prices of the securities sold, but not yet purchased, may require purchasing the securities at prices which could differ from the amount reflected in the Statement of Assets and Liabilities.  The Fund is liable for any dividends or interest payable on securities while those securities are in a short

COLLINS ALTERNATIVE SOLUTIONS FUND
Notes to Financial Statements (Continued)
February 28, 2013

position.  Such amounts are recorded on the ex-dividend date as a dividend expense.  As collateral for its short positions, the Fund is required under the 1940 Act to maintain segregated assets consisting of cash, cash equivalents or liquid securities.  The segregated assets are valued consistent with Note 2a above.  The amount of segregated assets is required to be adjusted daily to reflect changes in the fair value of the securities sold short.  At February 28, 2013, the Fund had deposits with brokers of $4,445,183 which served as collateral for securities sold short.  The Fund’s deposit with broker for securities sold short is with Goldman Sachs.

(e)Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes.  Therefore, no federal income tax provision has been provided.

As of and during the period ended February 28, 2013, the Fund did not have a liability for any unrecognized tax benefits.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the period ended February 28, 2013, the Fund did not incur any interest or penalties. The Fund is subject to examination by U.S. federal taxing authorities for the tax periods since the commencement of operations.

(f)Distributions to Shareholders

In general, the Fund will distribute any net investment income and any net realized long- or short-term capital gains at least annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.  Distributions to shareholders are recorded on the ex-dividend date.  The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

Income and capital gain distributions may differ from GAAP, primarily due to timing differences in the recognition of income and gains and losses by the Fund.  To the extent that these differences are attributable to permanent book and tax accounting differences, they are reclassified in the components of net assets.

(g)Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

(h)Share Valuation

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund,

COLLINS ALTERNATIVE SOLUTIONS FUND
Notes to Financial Statements (Continued)
February 28, 2013

rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading.

(i)Expenses

Expenses associated with a specific fund in the Trust are charged to that fund.  Common expenses are typically allocated evenly between the funds of the Trust, or other equitable means.

(j)Other

Investment transactions are recorded on the trade date.  The Fund determines the gain or loss from investment transactions using the specific identification method by comparing the original cost of the security lot sold with the net sale proceeds.  Dividend income and expense is recognized on the ex-dividend date and interest income and expense is recognized on an accrual basis.

(3)	Federal Tax Matters

The tax character of distributions paid during the period ended February 28, 2013 was as follows:

February 28, 2013
Ordinary Income	$100,566
Long-Term Capital Gain	$11,535

As of February 28, 2013, the components of accumulated earnings on a tax basis were as follows:

Cost basis of investments for federal income tax purposes	$29,146,361
Gross tax unrealized appreciation	840,821
Gross tax unrealized depreciation	(150,501)
Net tax unrealized appreciation on investments	$690,320
Net tax unrealized depreciation on forward contracts,
foreign currency, swaps, futures and short sells	(108,192)
Total net unrealized appreciation	582,128
Undistributed ordinary income	207,929
Undistributed long-term capital gain	369
Total distributable earnings	$208,298
Other accumulated losses	22,577
Total accumulated gains	$813,003

The tax basis of investments for tax and financial reporting purposes differs principally due to the deferral of losses on wash sales, and investments in partnerships and contingent payment debt instruments.

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the

COLLINS ALTERNATIVE SOLUTIONS FUND
Notes to Financial Statements (Continued)
February 28, 2013

period ended February 28, 2013, the following reclassifications were made for permanent tax differences on the Statement of Assets and Liabilities.

Accumulated Undistributed Net Investment Income/(Loss)	$641,088
Accumulated Net Realized Gain/(Loss)	$(641,088)

On December 31, 2012, the Fund declared and paid distributions from ordinary income and long-term capital gains of $100,566 and $11,535, respectively, to the shareholders of record on December 28, 2012.

(4)	Investment Adviser

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Fund.  Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Adviser for its management services at the annual rate of 1.95% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses at least through April 30, 2015, at the discretion of the Adviser and the Board of Trustees, to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of front-end or contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends or interest expenses on short positions, acquired fund fees and expenses and extraordinary items) do not exceed 2.49% (the “Expense Limitation Cap”) of the Fund’s Institutional Class shares average daily net assets.  For the period ended February 28, 2013, expenses of $112,645 were waived or reimbursed by the Adviser.  Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Expense Limitation Cap; provided, however, that the Adviser shall only be entitled to recoup such amounts over the following three fiscal years.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring:

February 28, 2016	$112,645

Sub-advisory services are provided to the Fund, pursuant to agreements between the Adviser and the below listed sub-advisers.  Under the terms of these sub-advisory agreements, the Adviser compensates the sub-advisers based on the portion of the Fund’s average daily net assets which they have been allocated to manage.

Clinton Group, Inc.
The Cambridge Strategy (Asset Management) Limited
Pinebank Asset Management, LP
Stadion Money Management, LLC
Whitebox Advisors LLC

COLLINS ALTERNATIVE SOLUTIONS FUND
Notes to Financial Statements (Continued)
February 28, 2013

(5)	Related Party Transactions

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator and Fund Accountant under an Administration Agreement.  The Administrator performs various administrative and accounting services including preparing various federal and state regulatory filings, reports and returns for the Fund; preparing reports and materials to be supplied to the Trustees; monitoring the activities of the Fund’s custodian, transfer agent and accountants; coordinating the preparation and payment of the Fund’s expenses; and reviewing the Fund’s expense accruals.  For the period ended February 28, 2013, the Fund incurred $85,341 in administration and accounting fees.  At February 28, 2013, the Administrator was owed fees of $18,274.

USBFS also serves as the transfer agent to the Fund.  U.S. Bank, N.A. (“U.S. Bank”), an affiliate of USBFS, serves as the Fund’s custodian.  For the period ended February 28, 2013, the Fund incurred $28,102, and $7,000 in transfer agency and custody fees, respectively.  At February 28, 2013, the Fund owed fees of $7,840, and $2,183 for transfer agency and custody fees, respectively.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of USBFS and U.S. Bank.

The Fund also has a line of credit with U.S. Bank (see Note 9).

Certain officers of the Fund are also employees of USBFS.  A Trustee of the Trust is affiliated with USBFS and U.S. Bank.  This same Trustee is an interested person of the Distributor.

The Trust’s Chief Compliance Officer is also an employee of USBFS.  For the period ended February 28, 2013, the Fund was allocated $17,495 of the Trust’s Chief Compliance Officer fee.  At February 28, 2013, the Fund owed fees of $5,245 to USBFS for Chief Compliance Officer’s services.

(6)	Capital Share Transactions

Transactions in shares of the Fund were as follows:

Period Ended
February 28, 2013(1)
Shares sold	2,936,256
Shares reinvested	10,931
Shares redeemed	(83,490)
Net increase	2,863,697

(1)  The Fund commenced operations on April 30, 2012.

(7)	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, securities sold short and derivative instruments for the Fund for the period ended February 28, 2013, were $44,319,722 and $24,283,041, respectively.  There were no purchases or sales of U.S. government securities for the Fund.

COLLINS ALTERNATIVE SOLUTIONS FUND
Notes to Financial Statements (Continued)
February 28, 2013

(8)	Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act.  At February 28, 2013, Charles Schwab and Co., Inc., for the benefit of its customers, held 64.13% of the Fund’s outstanding shares.

(9)	Line of Credit

The Fund has a line of credit with maximum borrowing for the lessor of 33.33% of the Fund’s net assets or $3,000,000, which matures on August 15, 2013.  This unsecured line of credit is intended to provide short-term financing, if necessary, and subject to certain restrictions, in connection with shareholder redemptions.  Interest will be accrued at the prime rate of 3.25% as of February 28, 2013. The credit facility is with the Fund’s custodian, U.S. Bank.  During the period ended February 28, 2013, the Fund did not utilize the line of credit.

COLLINS ALTERNATIVE SOLUTIONS FUND
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Collins Alternative Solutions Fund
(Trust for Professional Managers)

We have audited the accompanying statement of assets and liabilities, including the schedules of investments, options written, securities sold short, open futures contracts, open forward currency contracts, and interest rate, credit default and volatility swaps of Collins Alternative Solutions Fund (the “Fund”), a series of the Trust for Professional Managers, as of February 28, 2013, and the related statements of operations and changes in net assets, and the financial highlights for the period April 30, 2012 (commencement of operations), through February 28, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers or counterparties were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Collins Alternative Solutions Fund as of February 28, 2013, and the results of its operations, changes in its net assets, and the financial highlights for the period April 30, 2012 (commencement of operations), through February 28, 2013, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
April 29, 2013

COLLINS ALTERNATIVE SOLUTIONS FUND
Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

•information we receive about you on applications or other forms;

•information you give us orally; and

•information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

COLLINS ALTERNATIVE SOLUTIONS FUND
Additional Information
(Unaudited)

Tax Information

The Fund designated 51.46% of its ordinary income distribution for the period ended February 28, 2013, as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the period ended February 28, 2013, 50.90% of dividends paid from net ordinary income qualified for the dividends received deduction available to corporate shareholders.

For the period ended February 28, 2013, 0% of taxable ordinary income distributions are designated as short-term capital gain distributions under Internal Revenue Section 871(k).

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1-855-55-ALT-MF.

Independent Trustees
Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Dr. Michael D. Akers	Trustee	Indefinite	Professor and	26	Independent
615 E. Michigan St.		Term; Since	Chair, Department		Trustee, USA
Milwaukee, WI 53202		August 22,	of Accounting,		MUTUALS
Age: 57		2001	Marquette University		(an open-end
			(2004–present).		investment
company with
two portfolios).

Gary A. Drska	Trustee	Indefinite	Pilot, Frontier/	26	Independent
615 E. Michigan St.		Term; Since	Midwest Airlines, Inc.		Trustee, USA
Milwaukee, WI 53202		August 22,	(airline company)		MUTUALS
Age: 56		2001	(1986–present).		(an open-end
investment
company with
two portfolios).

COLLINS ALTERNATIVE SOLUTIONS FUND
Additional Information (Continued)
(Unaudited)

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Jonas B. Siegel	Trustee	Indefinite	Managing	26	Independent
615 E. Michigan St.		Term; Since	Director, Chief		Trustee, Gottex
Milwaukee, WI 53202		October 23,	Administrative		Multi-Asset
Age: 69		2009	Officer (“CAO”) and		Endowment
			Chief Compliance		fund complex
			Officer (“CCO”),		(three closed-
			Granite Capital		end investment
			International Group,		companies);
			L.P. (an investment		Independent
			management firm)		Trustee, Gottex
			(1994–2011); Vice		Multi-
			President, Secretary,		Alternatives
			Treasurer and CCO		fund complex
			of Granum Series		(three closed-
			Trust (an open-end		end investment
			investment company)		companies);
			(1997–2007);		Independent
			President, CAO		Manager,
			and CCO, Granum		Ramius IDF
			Securities, LLC		fund complex
			(a broker-dealer)		(two closed-
			(1997–2007).		end investment
companies).

Interested Trustee and Officers

Joseph C. Neuberger(1)	Chairperson	Indefinite	Executive Vice	26	Trustee, Buffalo
615 E. Michigan St.	and	Term; Since	President, U.S.		Funds (an open-
Milwaukee, WI 53202	Trustee	August 22,	Bancorp Fund		end investment
Age: 50		2001	Services, LLC		company with
			(1994–present).		ten portfolios);
Trustee, USA
MUTUALS (an
open-end
investment
company with
two portfolios).

John Buckel	President	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	and	Term; Since	Administrator,
Milwaukee, WI 53202	Principal	January 24,	U.S. Bancorp Fund
Age: 55	Executive	2013	Services, LLC
	Officer		(2004–present).

COLLINS ALTERNATIVE SOLUTIONS FUND
Additional Information (Continued)
(Unaudited)

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Robert M. Slotky	Chief	Indefinite	Senior Vice	N/A	N/A
615 E. Michigan St.	Compliance	Term; Since	President,
Milwaukee, WI 53202	Officer and	January 26,	U.S. Bancorp Fund
Age: 65	Anti-Money	2011	Services, LLC
	Laundering		(2001–present).
Officer

Rachel A. Spearo	Secretary	Indefinite	Vice President and
615 E. Michigan St.		Term; Since	Legal Compliance
Milwaukee, WI 53202		November 15,	Officer, U.S.	N/A	N/A
Age: 33		2005	Bancorp Fund
Services, LLC
(2004–present).

Jennifer A. Lima	Vice	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	President,	Term; Since	Administrator;
Milwaukee, WI 53202	Treasurer,	January 24,	U.S. Bancorp Fund
Age: 39	and	2013	Services, LLC
	Principal		(2002–present).
Financial
and
Accounting
Officer

Jesse J. Schmitting	Assistant	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Administrator;
Milwaukee, WI 53202		July 21,	U.S. Bancorp Fund
Age: 30		2011	Services, LLC
(2008–present).

(1)
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

(This Page Intentionally Left Blank.)

A NOTE ON FORWARD LOOKING STATEMENTS (Unaudited)

Except for historical information contained in this report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the adviser’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the adviser or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION (Unaudited)

The Fund has adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 1-855-55-ALT-MF. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent period ended June 30, 2012 is available without charge, upon request, by calling, toll free, 1-855-55-ALT-MF, or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files the schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Fund reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-855-55-ALT-MF to request individual copies of these documents. Once the Fund receives notice to stop householding, the Fund will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Investment Adviser	Collins Capital Investments, LLC
806 Douglas Road
Suite 570
Coral Gables, Florida 33134

Legal Counsel	Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202

Independent Registered Public	Cohen Fund Audit Services, Ltd.
Accounting Firm	1350 Euclid Avenue
Suite 800
Cleveland, Ohio 44115

Transfer Agent, Fund Accountant and	U.S. Bancorp Fund Services, LLC
Fund Administrator	615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive
Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR. Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the first fiscal year.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for the first fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

FYE 2/28/2013
Audit Fees	$23,000
Audit-Related Fees	0
Tax Fees	$3,500
All Other Fees	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen Fund Audit Services Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

FYE 2/28/2013
Audit-Related Fees	0%
Tax Fees	0%
All Other Fees	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for this first year.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 2/28/2013
Registrant	0
Registrant’s Investment Adviser	0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)       Trust for Professional Managers

By (Signature and Title)*                   /s/ John Buckel
John Buckel, President

Date     May 2, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                    /s/ John Buckel
John Buckel, President

Date     May 2, 2013

By (Signature and Title)*                    /s/ Jennifer Lima
Jennifer Lima, Treasurer

Date     May 2, 2013

* Print the name and title of each signing officer under his or her signature.